                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 2002
                                                          ----------------

                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)


         Delaware                    333-76801                52-1495132
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       (State or other              (Commission               (IRS Employer
       jurisdiction of              File Number)           Identification No.)
        incorporation)


                        343 Thornall Street
                            Edison, NJ                               08837
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              (Address of principal executive offices)             Zip Code



           Registrant's telephone, including area code: (732) 205-0600


                                 Not Applicable
         (Former name and former address, if changed since last report)

ITEM 5.           Other Events
                  ------------

                  Filing of Collateral Term Sheets
                  --------------------------------

         Attached as Exhibit 99.1 are Collateral Term Sheets prepared by Chase Mortgage Finance Corporation in connection with the offering of Chase Mortgage Finance Corporation Multi-Class Mortgage Pass-Through Certificates, Series 2002-S2

ITEM 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Collateral Term Sheets

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHASE MORTGAGE FINANCE CORPORATION



Date: January 8, 2002                       By: /s/ Bruce J. Friedman
      ---------------                           --------------------------------
                                                Name:  Bruce J. Friedman
                                                Title: Vice President

                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------

(99.1)                     Collateral Term Sheets